Acquisitions, Investments, and Licenses	12 Months Ended
Dec. 31, 2017
Business Combinations [Abstract]
Acquisitions, Investments, and Licenses
Acquisitions, Investments and Licenses
Transition Therapeutics acquisition
In August 2016, we completed the acquisition of Transition Therapeutics, a clinical stage biotechnology company. Holders of Transition Therapeutics common stock received 6,431,899 shares of OPKO Common Stock. The transaction was valued at approximately $58.5 million, based on a closing price per share of our Common Stock of $9.10 as reported by NASDAQ on the closing date.
The following table summarizes the final purchase price allocation and the fair value of the net assets acquired and liabilities assumed at the date of acquisition:

(In thousands)	Transition Therapeutics
Current assets
Cash and cash equivalents	$15,878
IPR&D assets	41,000
Goodwill	3,453
Other assets	634
Accounts payable and other liabilities	(1,035)
Deferred tax liability	(1,400)
Total purchase price	$58,530

Goodwill from the acquisition of Transition Therapeutics principally relates to intangible assets that do not qualify for separate recognition (for instance, Transition Therapeutics’ assembled workforce) and the deferred tax liability generated as a result of the transaction. Goodwill is not tax deductible for income tax purposes and was assigned to the pharmaceutical reporting segment.
Our IPR&D assets will not be amortized until the underlying development programs are completed. Upon obtaining regulatory approval, the IPR&D assets are then accounted for as finite-lived intangible assets and amortized on a straight-line basis over its estimated useful life.
Investments
The following table reflects the accounting method, carrying value and underlying equity in net assets of our unconsolidated investments as of December 31, 2017:

(in thousands)
Investment type	Investment Carrying Value	Underlying Equity in Net Assets
Equity method investments	$23,338	$18,210
Variable interest entity, equity method	402	—
Available for sale investments	12,461
Cost method investment	1,108
Warrants and options	3,333
Total carrying value of investments	$40,642

Equity method investments
Our equity method investments consist of investments in Pharmsynthez (ownership 9%), Cocrystal Pharma, Inc. (“COCP”) (9%), Non-Invasive Monitoring Systems, Inc. (“NIMS”) (1%), Neovasc Inc. (5%), VBI Vaccines Inc. (“VBI”) (10%), InCellDx, Inc. (29%), BioCardia, Inc. (“BioCardia”) (5%), and Xenetic Biosciences, Inc. (“Xenetic”) (4%). The total assets, liabilities, and net losses of our equity method investees as of and for the year ended December 31, 2017 were $396.3 million, $201.8 million, and $130.9 million, respectively. We have determined that we and/or our related parties can significantly influence the success of our equity method investments through our board representation and/or voting power. Accordingly, we account for our investment in these entities under the equity method and record our proportionate share of their losses in Loss from investments in investees in our Consolidated Statement of Operations. The aggregate value of our equity method investments based on the quoted market price of their common stock and the number of shares held by us as of December 31, 2017 is $54.8 million.
Available for sale investments
Our available for sale investments consist of investments in RXi Pharmaceuticals Corporation (“RXi”) (ownership 2%), ChromaDex Corporation (1%), MabVax Therapeutics Holdings, Inc. (“MabVax”) (2%) and Eloxx Pharmaceuticals, Inc. (5%). We have determined that our ownership, along with that of our related parties, does not provide us with significant influence over the operations of our available for sale investments. Accordingly, we account for our investment in these entities as available for sale, and we record changes in these investments as an unrealized gain or loss in Other comprehensive income (loss) each reporting period.
Based on our evaluation of the value of our investment in Xenetic, including Xenetic’s decreasing stock price during the year ended December 31, 2017, we determined that the decline in fair value of our Xenetic common shares was other-than-temporary and recorded an impairment charge of $0.6 million in Other income (expense), net in our Consolidated Statement of Operations for the year ended December 31, 2017 to write our investment in Xenetic down to its fair value as of December 31, 2017.
Based on our evaluation of the value of our investments in Xenetic, RXi and ARNO, including their decreasing stock price during the year ended December 31, 2016, we determined that the decline in fair value of our common shares in Xenetic, RXi and ARNO was other-than-temporary and recorded an impairment charge of $4.8 million in Other income (expense), net in our Consolidated Statement of Operations for the year ended December 31, 2016 to write our investments in Xenetic, RXi and ARNO down to their respective fair values as of December 31, 2016.
In December 2017, Eloxx Pharmaceuticals Ltd. and Sevion Therapeutics, Inc. completed their acquisition transaction. The company will be known as Eloxx Pharmaceuticals, Inc. (“Eloxx”) following completion of the transaction. We recorded a $2.5 million gain in connection with the acquisition transaction in Other income (expense), net in our Consolidated Statement of Operations for the year ended December 31, 2017. We account for our investment in Eloxx as an available for sale investment.
Sales of investments
Gains included in earnings from sale of our investments for the year ended December 31, 2017, were $1.5 million and were recorded in Other income (expense), net in our Consolidated Statement of Operations. No gains (losses) were recognized during the years ended December 31, 2016 and 2015. The cost of securities sold is based on the specific identification method.
Warrants and options
In addition to our equity method investments and available for sale investments, we hold options to purchase 0.4 million additional shares of BioCardia, 0.1 million of which are vested as of December 31, 2017, and 1.0 million, 0.7 million, 0.5 million, 0.2 million and 4.9 million of warrants to purchase additional shares of COCP, InCellDx, Inc., Xenetic, RXi and Neovasc, respectively. We recorded the changes in the fair value of the options and warrants in Fair value changes of derivative instruments, net in our Consolidated Statement of Operations. We also recorded the fair value of the options and warrants in Investments, net in our Consolidated Balance Sheet. See further discussion of the Company’s options and warrants in Note 18 and Note 19.
Investments in variable interest entities
We have determined that we hold variable interests in Zebra Biologics, Inc. (“Zebra”). We made this determination as a result of our assessment that Zebra does not have sufficient resources to carry out its principal activities without additional financial support.
We own 1,260,000 shares of Zebra Series A-2 Preferred Stock and 900,000 shares of Zebra restricted common stock (ownership 29% at December 31, 2017). Zebra is a privately held biotechnology company focused on the discovery and development of biosuperior antibody therapeutics and complex drugs. Dr. Richard Lerner, M.D., a member of our Board of Directors, is a founder of Zebra and, along with Dr. Frost, serves as a member of Zebra’s Board of Directors.
In order to determine the primary beneficiary of Zebra, we evaluated our investment and our related parties’ investment, as well as our investment combined with the related party group’s investment to identify if we had the power to direct the activities that most significantly impact the economic performance of Zebra. Based on the capital structure, governing documents and overall business operations of Zebra, we determined that, while a VIE, we do not have the power to direct the activities that most significantly impact Zebra’s economic performance and have no obligation to fund expected losses. We did determine, however, that we can significantly influence the success of Zebra through our board representation and voting power. Therefore, we have the ability to exercise significant influence over Zebra’s operations and account for our investment in Zebra under the equity method.
Investment in SciVac
In June 2012, we acquired a 50% stock ownership in SciVac from FDS Pharma LLP (“FDS”). SciVac was a privately-held Israeli company that produced a third-generation hepatitis B-vaccine. From November 2012 through June 2015, we loaned to SciVac a combined $7.9 million for working capital purposes. We determined that we held variable interests in SciVac based on our assessment that SciVac did not have sufficient resources to carry out its principal activities without financial support. We had also determined we were the primary beneficiary of SciVac through our representation on SciVac’s board of directors. As a result of this conclusion, we consolidated the results of operations and financial position of SciVac through June 2015 and recorded a reduction of equity for the portion of SciVac we do not own.
On July 9, 2015, SciVac Therapeutics Inc., formerly Levon Resources Ltd. (“STI”) completed a reverse takeover transaction (the “Arrangement”) pursuant to which STI acquired all of the issued and outstanding securities of SciVac. As a result of this transaction, OPKO’s ownership in STI decreased to 24.5%.
Upon completion of the Arrangement, we determined that STI was not a VIE. We also determined that we do not have the power to direct the activities that most significantly impact the economic performance of STI that would require us to consolidate STI. We recorded a $15.9 million gain on the deconsolidation of SciVac in Other income (expense), net in our Consolidated Statement of Operations for the year ended December 31, 2015. The recognized gain was primarily due to the fair value of the retained interest in STI based on Levon’s cash contribution of approximately $21.2 million under the Arrangement.
Following the deconsolidation, we account for our investment in STI under the equity method as we have determined that we and/or our related parties can significantly influence STI through our voting power and board representation. STI is considered a related party as a result of our board representation in STI and executive management’s ownership interests in STI.
In May 2016, STI completed a merger transaction pursuant to which a wholly-owned subsidiary of STI merged with and into VBI Vaccines Inc. with VBI Vaccines Inc. surviving the merger as a wholly-owned subsidiary of STI, and STI changed its name to VBI Vaccines Inc. (“VBI”) . We recorded a $2.5 million gain in connection with the merger transaction in Other income (expense), net in our Consolidated Statement of Operations for the year ended December 31, 2016. In June 2016, we invested an additional $5.7 million in VBI for 1,362,370 shares of its common stock.
We account for our investment in VBI under the equity method as we have determined that we can significantly influence VBI through our board representation.
Other
We recorded $8.8 million of expense in Selling, general and administrative expenses in our Consolidated Statement of Operations for the year ended December 31, 2017 to write certain Other current assets from our investees down to their estimated fair value.